SECURITY AND HYPOTHECATION AGREEMENT

THIS SECURITY AND HYPOTHECATION AGREEMENT is made effective as of the 30th day of September, 2013, by and among the undersigned Members (“Members”) of GEMINI GAMING, LLC, a Colorado limited liability company (“Gemini” or “Borrower”) whose address is 1507 Pine Street, Boulder, Colorado  80302 and GLOBAL HEALTHCARE REIT, INC., a Utah corporation (f/k/a Global Casinos, Inc.) (“Global” or “Secured Party”).

For and in consideration of the promises, covenants and agreements herein set forth, the parties hereto agree as follows:

1.

Debt.  Gemini has incurred an indebtedness to Secured Party and, to evidence the indebtedness, has executed and delivered to Secured Party a Secured Promissory Note in the aggregate original Borrower amount of Nine Hundred Sixty-Two Thousand Three Hundred Seventy Three and 00/100 Dollars ($962,373) (the “Note”) of even date herewith, payable to the order of Secured Party, providing for repayment of Borrower and interest at maturity as provided for therein, and containing provisions for payment of attorneys’ fees and acceleration of maturity in the event of default, as therein set forth.  The Note, this Security and Hypothecation Agreement and all other documents or agreements given in connection therewith are hereafter collectively referred to as the “Loan Documents.”

2.

Members.  The Members have agreed to pledge the Collateral to the Secured Party to secure the Note.

3.

Collateral.  The Members hereby grant and hypothecate to Secured Party a security interest in the property described on Schedule 2 attached hereto and incorporated herein by reference.  All items in which a security interest is granted hereby are referred to as the “Collateral.” Certificates representing the Collateral registered in the name of Global shall be delivered to Global concurrently with the execution of this Agreement. For so long as there exists an Indebtedness, as defined below, outstanding and unpaid and this Security Agreement remains in full force and effect, the Borrower shall have the right to request Global to liquidate all or a portion of the Collateral, provided that the proceeds of such liquidation are used to fully retire and repay all Indebtedness due to Secured Party.

4.

Indebtedness Secured.  The security interest granted hereby is to secure payment of the following (the “Indebtedness”):

(a)

The amounts due under the Note, together with interest, fees and other charged provided for therein;

(b)

All future advances which any Secured Party may, at its option and for any purpose, make to Gemini, together with interest thereon;

(c)

All sums which any Secured Party may, at its option, expend or advance for the maintenance, preservation and protection of the Collateral, including without limitation, payment of taxes, levies, assessments, insurance premiums and discharge of liens, together with interest thereon, or in any other property given as security for payment of the Indebtedness;

(d)

All expenses, including reasonable attorneys’ fees, which any Secured Party incurs in connection with collection of any or all Indebtedness secured hereby or in enforcement or protection of its rights hereunder, or any other instrument given as security for a Note, or in changes in form of such Indebtedness which may be made from time to time by agreement between Borrower and Secured Party, together with interest thereon; and

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(e)

All other present or future, direct or indirect, absolute or contingent, liabilities, obligations and indebtedness of Gemini to Secured Party pursuant to the Loan Documents, and all further renewals, extensions, modifications, and restatements of the foregoing, whether or not Gemini executes any extension agreement or renewal instruments.

5.

Secured Party’s Right to Discharge.  At its option, Secured Party may discharge taxes, liens, assessments, security interest or other encumbrances at any time levied or placed on the Collateral, and any other charges or expenses or perform any obligation imposed upon Gemini hereunder.  Gemini agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by Secured Party, pursuant to the foregoing authorization.  Until reimbursed, the amounts so advanced or expenses incurred shall be part of the Indebtedness to the Note, with interest thereon at the default rate specified in the Note.

6.

Possession of and Rights to Collateral.  The Borrower will deliver the Collateral into the possession of the Secured Party.  Notwithstanding such delivery, for so long as Borrower is not in default (beyond any period given Borrower to cure such default) in the payment to Secured Party of amounts due to Secured Party under the Note, or in the performance of any of the terms, covenants or conditions of the terms of any Loan Documents on the part of Borrower to perform,  the Members’ rights and privileges with respect to the ownership and use of the Collateral shall not be diminished or interfered with by Secured Party.

7.

Events of Default.  Any one of the following shall constitute a default for purposes of this Security Agreement:

(a)

If Gemini fails to pay promptly in full the Indebtedness secured hereby when any part of such Indebtedness becomes due and payable; or

(b)

If Gemini breaches any term, condition, representation or covenant to be performed or observed by Gemini provided in this Security Agreement or the Loan Documents securing part or all of the Indebtedness of Gemini to Secured Party; or

(c)

If any warranty, representation or statement made or furnished to Secured Party by or on behalf of Gemini in connection with the Security Agreement proves to have been false in any respect; or

(d)

If the Collateral, or any part thereof, is levied upon or seized under any levy or attachment or any other legal process; or

(e)

The insolvency (however evidenced) or the commission of any act of insolvency by Gemini, or the making of an assignment to or for the benefit of creditors of Gemini, or the appointment of a receiver, liquidator, conservator or trustee of Gemini, or its property, or the filing of a voluntary petition or the commencement of any proceeding by Gemini for relief under any bankruptcy, insolvency, reorganization, arrangement or receivership laws, or any other law relating to the relief of debtors of any state or of the United States, or the filing of any involuntary petition (unless and until discharged or dismissed within 30 days after such filing) for the bankruptcy, insolvency, reorganization, arrangement or receivership or the involuntary commencement of any similar proceeding under the laws of any state or of the United States relating to the relief of debtors, against Gemini.

In the event of default, the Secured Party, at its option, may declare the entire unpaid principal of and the interest accrued on the Note secured hereby to be forthwith due and payable, without any notice or demand of any kind, both of which are hereby expressly waived.

8.

Remedies of the Secured Party in Event of Default.  Members agree that upon the occurrence of any default set forth above, the full amount remaining unpaid on the Indebtedness secured hereby shall, at the option of Secured Party and without notice, be and become due and payable forthwith, and Secured Party shall then have the rights, options, duties and remedies of Secured Party under, and Gemini shall have the rights and duties of a debtor under, the Uniform Commercial Code of Colorado, including without limitation the right in Secured Party to take possession of the Collateral and of anything found therein, and the right without legal process to enter any premises where the Collateral may be found.  Secured Party shall have the right and power to sell, at one or more sales, as an entirety or in parcels, in public or private sales as they may elect, the Collateral, or any of it, at such place or places and otherwise in such manner and upon such notice as the Secured Party may deem appropriate, in its sole discretion, and to make conveyance to the purchaser or purchasers; and Members shall warrant title to the Collateral to such purchaser or purchasers.  If the Collateral is to be sold in a public sale, the Secured Party may postpone the sale of all or any portion of the Collateral by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at time of sale fixed by the preceding postponement.  The right of sale hereunder shall not be exhausted by one or any sale, and the Secured Party may make other and successive sales until all of the Collateral is sold.  It shall not be necessary for the Secured Party to be physically present at any such sale, or to have the Collateral in their possession; and Members shall deliver the Collateral to the purchaser at such sale on the date of sale, and if it should be impossible or impractical to take actual delivery of such property, then the title and the right of possession to such property shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered. SECURED PARTY COVENANTS AND AGREES THAT IN THE EVENT OF GEMINI’S DEFAULT UNDER THE NOTE,  ITS RIGHTS UNDER THIS AGREEMENT MAY NOT BE EXERCISED IN WHOLE OR IN PART EXCEPT IN CONFORMITY WITH THE REQUIREMENTS OF THE RULES AND REGULATIONS OF THE COLORADO DIVISION OF GAMING.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, SECURED PARTY COVENANTS AND AGREES THAT IN THE EVENT OF GEMINI’S DEFAULT UNDER THE NOTE, SECURED PARTY MAY NOT TAKE POSSESSION OF GAMING ASSETS OR EQUIPMENT OR OPERATE GEMINI’S CASINO UNLESS DULY LICENSED BY THE DIVISION OF GAMING IN CONFORMITY WITH ALL LEGAL REQUIREMENTS.

8.

(a)

Judicial Proceedings.  Upon occurrence of an event of default, the Secured Party in lieu of or in addition to exercising the power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or of the sale of the Collateral, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder of the sale of the Collateral, or for the enforcement of any other appropriate legal or equitable remedy.

(b)

Certain Aspects of a Sale.  The Secured Party shall have the right to become the purchaser at any sale held by it or by any court, receiver or public officer, and the Secured Party shall have the right to credit upon the amount of the bid made therefor, the amount payable out of the net proceeds of such sale to them.  Recitals contained in any covenant made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, non-payment of the unpaid Borrower sum of, and the interest accrued on, the Indebtedness after the same has become due and payable, and advertisement and conduct of such sale in the manner provided herein.

(c)

Receipt to Purchaser.  Upon any sale, whether made under the power of sale herein granted and conferred or by judicial proceedings, the receipt of the Secured Party, or of the officer making sale under judicial proceedings, shall be sufficient to discharge the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Party or of such officer therefor, be obligated to see the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.

(d)

Effect of Sale.  Any sale or sales of the Collateral, whether under the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of Members of, in and to the property sold, and shall be a perpetual bar, both at law and in equity, against Members or their successors or assigns and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under Members or their successors or assigns; nevertheless, Members, if so requested by the Secured Party, shall join in the execution and delivery of all property conveyances, assignments and transfers of the properties so sold.

(e)

Application of Proceeds.  The proceeds of any sale of the Collateral or any part thereof, whether under and conferred or by virtue of judicial proceedings, shall be applied as follows:

(i)

To the payment of all expenses incurred by the Secured Party in any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees and attorneys’ fees;

(ii)

To the payment of the Indebtedness with interest to the date of such payment; and

(iii)

Any surplus thereafter remaining shall be paid to Gemini or its successors or assigns, as their interests shall appear.

(f)

Members’ Waiver of Appraisement, Marshaling, Etc., Rights.   Members, to the full extent that it may lawfully so agree, that they will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Security Agreement or the sale of the Collateral or the possession thereof by any purchaser at any sale made pursuant to any provision hereof; and Gemini and Members , for them and all who may claim through or under them now or hereafter, hereby waive the benefit of all such laws.  Members, for themselves and all who may claim through or under them, waive any and all right to have the Collateral marshaled upon any foreclosure of the lien hereof, or sold in inverse order of alienation, and agrees that the Secured Party or any court having jurisdiction to foreclose such lien may sell the Collateral as an entirety.

(g)

Costs and Expenses.  All costs and expenses for retaking, holding, storing, preparing for sale, selling and documenting such transactions (including attorneys’ fees) incurred by the Secured Party in protecting and enforcing its rights hereunder, shall constitute a demand obligation owing by Gemini to the Secured Party at the effective rate of interest of the Note, all of which shall constitute a portion of the Indebtedness.

(h)

Operation of Collateral by the Secured Party.  Upon the occurrence of an event of default and in addition to all other rights herein conferred on the Secured Party, the Secured Party (or any person, firm or corporation designated by the Secured Party) shall have the right and power, but shall not be obligated, to take possession of any of the Collateral.  The Secured Party, or any person, firm or corporation designated by them, shall have the right to collect, receive and receipt for all payments with respect to the Collateral, and to exercise every power, right and privilege of the Borrowers with respect to the Collateral.

(i)

No Liability for Deficiency.  Secured Party acknowledges and agrees that the Note is non-recourse as against Gemini or the Members; and that in the event of Gemini’s default under the Note, Secured Party’s sole recourse will be against the Collateral as defined herein.  As a result, Secured Party acknowledges that any deficiency remaining after the exercise by Secured Party of its rights hereunder shall be without further recourse against Gemini or Members.

(j)

Compliance with Gaming Regulations.    Secured Party acknowledges that the business operations of Gemini are regulated by the laws, rules and regulations of the State of Colorado and the Colorado Division of Gaming (hereafter collectively the “Gaming Laws”), and the rights of Secured Party with respect to the Collateral are subject in all respects to compliance with the Gaming Laws.  As a result, the provisions of this Section 8 defining the rights of Secured Party in the event of Gemini’s default are qualified in their entirety and subject to such restrictions, limitations and proscriptions that may become operative by virtue of the application of the Gaming Laws to the remedies available to Secured Party by virtue of this Agreement or the Uniform Commercial Code of the State of Colorado.

9.

Notification.  Any requirement of the Uniform Commercial Code of reasonable notification of the time and place of any public sale, or the time after which any private sale or other disposition is to be made, shall be met by mailing to Gemini at the address shown at the beginning of this Agreement, at least ten (10) days’ prior notice of the time and place of any public sale or the time after which any private sale or any other intended disposition is to be made.  Gemini shall be and remain liable for any deficiency remaining after applying the proceeds of disposition of the Collateral as provided in this Security Agreement.

10.

No Waiver.  The making of this Security Agreement shall not waive or impair any other security Secured Party may have or hereafter acquire for the payment of the Indebtedness, nor shall the taking of any such additional security waive or impair this Security Agreement; but Secured Party may resort to any security they may have in the order they may deem proper, and Secured Party shall retain their rights to set-off against Gemini, notwithstanding any rights to the Collateral hereunder.

11.

Advances by the Secured Party.  Each and every covenant herein contained shall be performed and kept by Gemini solely at Gemini’s expense.  If Gemini shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument, the Secured Party, or any receiver appointed hereunder, may, but shall not be obligated to, make advances to perform the same on their behalf, and Gemini hereby agrees to repay such sums upon demand plus interest as a part of the Indebtedness.  No such advance shall be deemed to relieve Gemini from any default hereunder.

12.

Defense of Claims.  Gemini will notify the Secured Party in writing, promptly of the commencement of any legal proceedings affecting the lien hereof or the Collateral or any part thereof, and will take such action, employing attorneys acceptable to the Secured Party or, as may be necessary to preserve Gemini’s and the Secured Party’ rights affected thereby; and should Gemini fail or refuse to take any such action, the Secured Party may, upon giving prior written notice thereof to Gemini take such action on behalf and in the name of Gemini and at Gemini’s expense.  The Secured Party may also take such independent action in connection therewith as it may, in its discretion, deem proper, Gemini hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest, will, on demand, be reimbursed to the Secured Party by Gemini, or any receiver appointed hereunder, and shall become part of the Indebtedness.

13.

Payment of the Indebtedness.  If the Indebtedness shall be fully paid and the covenants herein contained shall be performed, the entire right, title and interest of the Secured Party shall thereupon cease; and the Secured Party in such case shall, upon the request of Gemini or Members and at Gemini’s or Members’ cost and expense, deliver to Members proper instruments acknowledging satisfaction of this Security Agreement.

14.

Renewals, Amendments and Other Security.  Renewals and extensions of the Indebtedness may be given at any time and amendments may be made to agreements relating to any part of the Indebtedness without notice to or consent of Gemini or Members.  The Secured Party may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conveyed by this Security Agreement, which shall continue as a lien upon the Collateral not expressly released until the Indebtedness secured hereby is fully paid.

15.

Release.  No release from the lien of this Security Agreement or any part of the Collateral by Secured Party shall in any way alter, vary, or diminish the force, effect or lien of this Security Agreement on the balance of the Collateral.

16.

Subrogation.  This Security Agreement is made with full substitution and subrogation of Secured Party in and to all covenants and warranties by another heretofore given or made in respect of the Collateral or any part thereof.

17.

Governing Law.  This Security Agreement shall be governed by the laws of the State of Colorado.

18.

Instrument and Assignment, Etc.  This Security Agreement shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, financing statement, real estate mortgage or security agreement, and from time to time as any one or more thereof.

19.

Limitation on Interest.  No provision of this Security Agreement or of the Indebtedness shall require the payment or permit the collection of interest in excess of the maximum permitted by law or which is otherwise contrary to law.  If any excess of interest in such respect is herein or in the Indebtedness provided for, or shall be adjudicated to be so provided for herein or in the Indebtedness, Gemini shall not be obligated to pay such excess.

20.

Unenforceable or Inapplicable Provisions.  If any provision hereof or of the Indebtedness is invalid or unenforceable in any jurisdiction, or with respect to any person or property, the other provisions hereof or of the Indebtedness in such jurisdiction and the application thereof to any other person or property, shall remain in full force and effect, and the remaining provisions hereof shall be liberally construed in favor of the Secured Party in order to effectuate the provisions thereof.  The invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

21.

Rights Cumulative.  Each and every right, power and remedy herein given to the Secured Party shall be cumulative and not exclusive; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Secured Party, and the exercise, or the beginning of the exercise, or any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy.  No delay or omission by the Secured Party in the exercise of any right, power or remedy shall impair any such right, power or remedy then or thereafter existing.

22.

Waiver by the Secured Party.  Any and all covenants in this Security Agreement may from time to time by instrument in writing signed by the Secured Party be waived to such extent and in such manner as the Secured Party may desire, but no such waiver shall ever affect or impair the Secured Party’ rights or liens hereunder, except to the extent specifically stated in such written instrument.

23.

Successors and Assigns.  This Security Agreement is binding upon Gemini, its successors and assigns, and shall inure to the benefit of the Secured Party, its successors and assigns.

24.

Section Headings.  The section headings in this instrument are inserted for convenience and shall not be considered a part of this Security Agreement or used in its interpretation.

25.

Counterparts.  This Security Agreement may be executed in any number of counterparts, each of which shall, for all purposes, be deemed to be an original, and all of which are identical except that, to facilitate filing and recordation, in any particular counterpart portions of the Exhibits hereto which describe properties situated in counties other than the county in which such counterpart is to be recorded may have been omitted.  All counterparts shall together constitute but one and the same instrument.

26.

Special Filing as Financing Statement.  This Security Agreement shall be a Security Agreement and a Financing Statement and Gemini hereby grants to Secured Party, its successors and assigns, a security interest in all Collateral described herein and all proceeds from the sale, lease or other disposition of the Collateral or any part thereof.  This Security Agreement may be filed as a Financing Statement in the office of the Secretary of State, as appropriate, in respect of those items of Collateral of a kind or character defined in or subject to the applicable provisions of the Uniform Commercial Code, as in effect in the appropriate jurisdiction with respect to each of the properties, rights and interests.

27.

Notices.  Any notice, request, demand or other instrument which may be required or permitted to be given or served upon Gemini or the Secured Party shall be in writing and shall be validly given or sent by certified mail, return receipt requested; or by telegram, telex or express courier holding itself out as able to make delivery within 72 hours after receipt, or by hand-delivery receipted by the addressee, and addressed to Gemini or Secured Party, as the case may be, at its address shown above, or to such different address as shall have been designated by written notice to the other party hereunder.  Notices shall be effective on the date mailed to Gemini and on the date received by Secured Party.

28.

WAIVER OF JURY TRIAL.  IT IS MUTUALLY AGREED BY AND BETWEEN MEMBERS, GEMINI AND SECURED PARTY THAT THE RESPECTIVE PARTIES WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF, OR IN ANY WAY CONNECTED WITH, THIS AGREEMENT, THE PROMISSORY NOTE AND ALL OTHER INSTRUMENTS EXECUTED IN CONNECTION THEREWITH.

(SIGNATURE PAGE FOLLOWS)

IN WITNESS WHEREOF, Gemini has executed or caused to be executed this Security and Hypothecation Agreement.

GLOBAL HEALTHCARE REIT, INC.

(f/k/a Global Casinos, Inc.)

By:____/s/ Christopher Brogdon

Christopher Brogdon, President

MEMBERS __/s/ Clifford L. Neuman Clifford L. Neuman, 40,000 Shares __/s/ Pete Bloomquist Pete Bloomquist, 30,000 Shares _/s/ Doug James Doug James, 30,000 Shares

SCHEDULE 1

Attached to and made a part of Security and Hypothecation Agreement between

Gemini Gaming, LLC
as Borrower,

and

Global Casinos, Inc., a/k/a Global Healthcare REIT, Inc.  as Secured Party

Name	Address	Note Amount
Gemini Gaming, LLC	1507 Pine Street Boulder, CO 80302	$962,373

SCHEDULE 2

Attached to and made a part of Security and Hypothecation Agreement between

Gemini Gaming, LLC
as Borrower,

and

Global Casinos, Inc., a/k/a Global Healthcare REIT, Inc.  as Secured Party

Description of Collateral

The Collateral consists of all of the Members’ right, title and interest in and to 100,000 shares of Membership Interest in Gemini Gaming, LLC

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